Exhibit 99.1

Ryman Hospitality Properties, Inc. Reports First Quarter 2023 Results

NASHVILLE, Tenn. (May 3, 2023) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a leading lodging and hospitality real estate investment trust (“REIT”) that specializes in upscale convention center resorts and leading entertainment experiences, today reported financial results for the three months ended March 31, 2023.

First Quarter 2023 Highlights and Recent Developments:

•	The Company generated net income available to common stockholders of $61.3 million or $1.02 per diluted share, marking four consecutive quarters of profitability.

•	The Hospitality segment achieved record first quarter revenue of $424.4 million, driven by strength in room rates and outside the room spend, with particular strength in catering revenue.

•	The Hospitality segment achieved a record first quarter average daily rate (ADR) of $238, an increase of 3.8% from Q1 2022 and an increase of 18.3% from Q1 2019.

•	During the quarter, the Company booked over 348,000 gross advanced group room nights for all future years, at an ADR of $251, an increase of 9.1% over Q1 2022 ADR for future bookings and 22.9% above Q1 2019 ADR for future bookings.

•	Opry Entertainment Group (OEG) achieved record first quarter revenue, operating income, and Adjusted EBITDAre, led by a strong slate of live events, attendance across our portfolio, and the contribution of Block 21.

•	The Company declared a cash dividend of $1.00 per share for the second quarter of 2023, increased from $0.75 per share for the first quarter of 2023.

•	The Company increases its consolidated Full Year 2023 outlook to reflect strong Q1 2023 financial results and sustained confidence in the remainder of 2023.

Mark Fioravanti, President and Chief Executive Officer of Ryman Hospitality Properties, said, “Both sides of our business are off to a great start in 2023. We set multiple records in our Hospitality and Entertainment segments as the trends we saw during the last three quarters of 2022 continued in this first quarter. Our core group customers continued to travel at more typical pre-pandemic levels and our resorts remained popular leisure destinations, which contributed to strong rate growth and robust outside the room spending across our portfolio. In addition to this strong performance, we added to our healthy forward book of business in the first quarter, which sets us up well for the future. The demand for our live entertainment businesses in the first quarter exceeded our internal expectations and led to OEG’s record first quarter revenue, operating income and Adjusted EBITDAre. Combined with our strong Hospitality results, this healthy Entertainment performance has given us confidence to raise our full year 2023 guidance.”

First Quarter 2023 Results (as compared to First Quarter 2022):

($ in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2023	2022	% ∆
Total Revenue	$491,719	$299,135	64.4%

Operating income	$105,650	$7,874	1241.8%
Operating income margin	21.5%	2.6%	18.9	pt

Net income (loss)	$60,994	$(24,797)	346.0%
Net income (loss) margin	12.4%	-8.3%	20.7	pt

Net income (loss) available to common stockholders	$61,320	$(24,621)	349.1%
Net income (loss) available to common stockholders margin	12.5%	-8.2%	20.7	pt
Net income (loss) available to common stockholders per diluted share	$1.02	$(0.45)	326.7%

Adjusted EBITDAre	$157,675	$68,994	128.5%
Adjusted EBITDAre margin	32.1%	23.1%	9.0	pt
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$153,379	$68,994	122.3%
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin	31.2%	23.1%	8.1	pt

Funds From Operations (FFO) available to common stockholders and unit holders	$108,526	$31,222	247.6%
FFO available to common stockholders and unit holders per diluted share/unit	$1.80	$0.56	221.4%

Adjusted FFO available to common stockholders and unit holders	$113,593	$34,814	226.3%
Adjusted FFO available to common stockholders and unit holders per diluted share/unit	$1.89	$0.63	200.0%

Note: For the Company’s definitions of Adjusted EBITDAre, Adjusted EBITDAre margin, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin, FFO available to common stockholders and unit holders, and Adjusted FFO available to common stockholders and unit holders, as well as a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income/(Loss) and a reconciliation of the non-GAAP financial measure Adjusted FFO available to common stockholders and unit holders to Net Income/(Loss), see “Non-GAAP Financial Measures,” “EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition,” “Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition” “FFO, Adjusted FFO, and Adjusted FFO available to common stockholders and unit holders Definition” and “Supplemental Financial Results” below.

Hospitality Segment

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended
	March 31,
	2023	2022	% ∆
Hospitality Revenue	$424,439	$261,111	62.6%

Hospitality operating income	$106,070	$15,668	577.0%
Hospitality operating income margin	25.0%	6.0%	19.0	pt
Hospitality Adjusted EBITDAre	$151,235	$70,332	115.0%
Hospitality Adjusted EBITDAre margin	35.6%	26.9%	8.7	pt

Hospitality Performance Metrics
Occupancy	72.3%	47.3%	25.0	pt
Average Daily Rate (ADR)	$237.95	$229.17	3.8%
RevPAR	$172.08	$108.41	58.7%
Total RevPAR	$452.94	$278.64	62.6%

Gross Definite Rooms Nights Booked	348,648	422,045	-17.4%
Net Definite Rooms Nights Booked	250,318	165,668	51.1%
Group Attrition (as % of contracted block)	15.5%	32.1%	-16.6	pt
Cancellations ITYFTY (1)	32,220	170,419	-81.1%

(1) "ITYFTY" represents In The Year For The Year.

Note: For the Company’s definitions of Revenue Per Available Room (RevPAR) and Total Revenue Per Available Room (Total RevPAR), see “Calculation of RevPAR, Total RevPAR, and Occupancy” below. Property-level results and operating metrics for first quarter 2023 are presented in greater detail below and under “Supplemental Financial Results—Hospitality Segment Adjusted EBITDAre Reconciliations and Operating Metrics,” which includes a reconciliation of the non-GAAP financial measures Hospitality Adjusted EBITDAre to Hospitality Operating Income, and property-level Adjusted EBITDAre to property-level Operating Income for each of the hotel properties.

Hospitality Segment Highlights

•	Record first quarter revenue, operating income and Adjusted EBITDAre of $424.4 million, $106.1 million, and $151.2 million, respectively, were driven by strength in travel demand and exceptional results in food and beverage revenue.

•	Hotel occupancy was 72.3% in Q1 2023, compared to 47.3% in Q1 2022 and 72.3% in Q1 2019.

•	March 2023 set a record for highest monthly operating income and Adjusted EBITDAre for the Hospitality segment at $51.6 million and $66.6 million, respectively, surpassing December 2022.

•	The Company recorded $9.7 million in cancellation and attrition fees in Q1 2023, as collections continue to decline.

•	Room night production remained strong as new definite ADR for future bookings was a first quarter record.

Gaylord Opryland

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended
	March 31,
	2023	2022	% ∆
Revenue	$111,806	$73,519	52.1%
Operating income	$31,695	$15,555	103.8%
Operating income margin	28.3%	21.2%	7.1	pt
Adjusted EBITDAre	$40,237	$24,131	66.7%
Adjusted EBITDAre margin	36.0%	32.8%	3.2	pt

Occupancy	72.6%	48.8%	23.8	pt
Average daily rate (ADR)	$240.19	$239.77	0.2%
RevPAR	$174.40	$116.98	49.1%
Total RevPAR	$430.16	$282.85	52.1%

Gaylord Palms

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended
	March 31,
	2023	2022	% ∆
Revenue	$84,546	$59,848	41.3%
Operating income	$27,634	$15,858	74.3%
Operating income margin	32.7%	26.5%	6.2	pt
Adjusted EBITDAre	$34,275	$22,476	52.5%
Adjusted EBITDAre margin	40.5%	37.6%	2.9	pt

Occupancy	79.5%	55.6%	23.9	pt
Average daily rate (ADR)	$257.66	$256.19	0.6%
RevPAR	$204.78	$142.36	43.8%
Total RevPAR	$546.80	$387.07	41.3%

Gaylord Texan

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended
	March 31,
	2023	2022	% ∆
Revenue	$86,398	$56,636	52.5%
Operating income	$28,088	$12,916	117.5%
Operating income margin	32.5%	22.8%	9.7	pt
Adjusted EBITDAre	$33,854	$19,614	72.6%
Adjusted EBITDAre margin	39.2%	34.6%	4.6	pt

Occupancy	77.1%	57.8%	19.3	pt
Average daily rate (ADR)	$230.83	$221.38	4.3%
RevPAR	$177.90	$128.06	38.9%
Total RevPAR	$529.21	$346.91	52.5%

Gaylord National

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended
	March 31,
	2023	2022		% ∆
Revenue	$72,772		$32,587	123.3%
Operating income (loss)	$8,055	-$	11,275	171.4%
Operating income (loss) margin	11.1%		-34.6%	45.7	pt
Adjusted EBITDAre	$17,620	-$	1,796	1081.1%
Adjusted EBITDAre margin	24.2%		-5.5%	29.7	pt

Occupancy	67.3%		35.4%	31.9	pt
Average daily rate (ADR)	$239.70		$219.63	9.1%
RevPAR	$161.43		$77.73	107.7%
Total RevPAR	$405.10		$181.40	123.3%

Gaylord Rockies

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended
	March 31,
	2023	2022		% ∆
Revenue	$64,047		$34,787	84.1%
Operating income (loss)	$10,868	-$	16,784	164.8%
Operating income (loss) margin	17.0%		-48.2%	65.2	pt
Adjusted EBITDAre	$24,913		$5,864	324.8%
Adjusted EBITDAre margin	38.9%		16.9%	22.0	pt

Occupancy	69.9%		39.2%	30.7	pt
Average daily rate (ADR)	$233.09		$213.46	9.2%
RevPAR	$162.97		$83.61	94.9%
Total RevPAR	$474.10		$257.51	84.1%

Entertainment Segment

For the three months ended March 31, 2023, and 2022, the Company reported the following:

($ in thousands)	Three Months Ended
	March 31,
	2023	2022	% ∆
Revenue	$67,280	$38,024	76.9%
Operating income	$10,391	$2,437	326.4%
Operating income margin	15.4%	6.4%	9.0	pt
Adjusted EBITDAre	$14,346	$4,810	198.3%
Adjusted EBITDAre margin	21.3%	12.6%	8.7	pt

Fioravanti continued, “Our core Nashville entertainment assets continue to see demand above pre-pandemic levels, which contributed to record first quarter revenue, operating income and Adjusted EBITDAre for the segment. We remain bullish on Nashville’s long-term prospects as a major international tourism destination and are excited to continue our investment in the downtown entertainment district by teaming up with global country music superstar and Opry member Luke Combs to rebrand and expand our Wildhorse Saloon venue into a multi-experiential destination. We look forward to sharing additional project details in the months ahead.”

Corporate and Other Segment

For the three months ended March 31, 2023, and 2022, the Company reported the following:

($ in thousands)	Three Months Ended
	March 31,
	2023	2022	% ∆
Operating loss	$(10,811)	$(10,231)	-5.7%
Adjusted EBITDAre	$(7,906)	$(6,148)	-28.6%

The increase in Corporate and Other Segment Operating loss and decrease in Adjusted EBITDAre for the 2023 period resulted from an increase in administrative and employment costs associated with the hiring of additional employees and increased wages to support the Company’s growth.

2023 Guidance

The Company is updating its 2023 business performance outlook based on current information as of May 3, 2023. The Company does not expect to update the guidance provided below before next quarter’s earnings release. However, the Company may update its full business outlook or any portion thereof at any time for any reason.

($ in millions, except per share figures)	New Guidance		New FY	Prior Guidance		Prior FY	Change
	Full Year 2023		2023 Guidance	Full Year 2023		2023 Guidance
	Low	High	Midpoint	Low	High	Midpoint	Midpoint
Consolidated Hospitality RevPAR growth	11.0%	13.5%	12.3%	9.0%	12.0%	10.5%	1.8%
Consolidated Hospitality Total RevPAR growth	8.5%	10.5%	9.5%	6.5%	9.5%	8.0%	1.5%

Operating Income
Hospitality	$391.5	$411.5	$401.5	$371.5	$391.5	$381.5	$20.0
Entertainment	76.0	80.5	78.3	69.0	73.5	71.3	7.0
Corporate and Other	(44.0)	(43.0)	(43.5)	(44.0)	(43.0)	(43.5)	-
Consolidated Operating Income	423.5	449.0	436.3	396.5	422.0	409.3	27.0

Adjusted EBITDAre
Hospitality	$570.0	$600.0	$585.0	$550.0	$580.0	$565.0	$20.0
Entertainment	94.0	104.0	99.0	87.0	97.0	92.0	7.0
Corporate and Other	(32.0)	(29.0)	(30.5)	(32.0)	(29.0)	(30.5)	-
Consolidated Adjusted EBITDAre	632.0	675.0	653.5	605.0	648.0	626.5	27.0

Net Income	$223.5	$243.5	$233.5	$199.8	$216.0	$207.9	$25.6
Net Income available to common shareholders	$222.5	$232.5	$227.5	$200.0	$212.5	$206.3	$21.2

Funds from Operations (FFO) available to common shareholders	$403.8	$426.0	$414.9	$381.3	$406.0	$393.6	$21.3
Adjusted FFO available to common shareholders	$425.0	$454.0	$439.5	$392.5	$424.0	$408.3	$31.2

Net Income available to common shareholders per diluted share	$3.71	$3.88	$3.79	$3.35	$3.56	$3.45	$0.34

Estimated Diluted Shares Outstanding	60.0	60.0	60.0	59.7	59.7	59.7	0.3

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income, segment-level Adjusted EBITDAre to segment-level Operating Income, FFO available to common shareholders and Adjusted FFO available to common shareholders guidance to Net Income available to common shareholders, see “Reconciliation of Forward-Looking Statements” below.

Dividend Update

On February 23, 2023, the Company announced that it declared a quarterly cash dividend of $0.75 per common share, which was paid on April 17, 2023, to stockholders of record as of March 31, 2023.

Today, the Company declared its second quarter 2023 cash dividend of $1.00 per share of common stock, payable on July 17, 2023, to stockholders of record as of June 30, 2023. The Company’s dividend policy provides that we will make minimum dividends of 100% of REIT taxable income annually. It is the Company’s current plan to distribute aggregate minimum dividends for 2023 of $3.75 per share in cash. Future dividends are subject to the Board’s future determinations as to amount and timing.

Fioravanti concluded, “The strength of our first quarter performance and our healthy forward book of business supports the Board’s decision to raise the Company’s dividend again this quarter to $1.00 per share, which now exceeds the quarterly dividend rate that the Company had achieved prior to the onset of the COVID-19 pandemic. We are pleased with the strong recovery we have experienced on both sides of our business and look forward to continued growth and value creation for our stakeholders in the future.”

Balance Sheet/Liquidity Update

As of March 31, 2023, the Company had total debt outstanding of $2,866.9 million, net of unamortized deferred financing costs, and unrestricted cash of $318.5 million. As of March 31, 2023, there were no amounts drawn under the Company’s revolving credit facility, $7.0 million was drawn under OEG’s revolving credit facility, and the lending banks had issued $14.6 million in letters of credit under the Company’s credit facility, which left $743.4 million of aggregate borrowing availability under the Company’s revolving credit facility and OEG’s revolving credit facility.

On May 27, 2021, the Company entered into an at-the-market (ATM) equity distribution agreement that allows the Company to issue and sell up to 4 million shares of stock through sales agents. No shares were issued under the ATM agreement during the three months ended March 31, 2023.

Earnings Call Information

Ryman Hospitality Properties will hold a conference call to discuss this release tomorrow, May 4, 2023, at 11:00 a.m. ET. Investors can listen to the conference call over the Internet at www.rymanhp.com. To listen to the live call, please go to the Investor Relations section of the website (Investor Relations/Presentations, Earnings and Webcasts) at least 15 minutes prior to the call to register and download any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and will be available for at least 30 days.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and leading entertainment experiences. RHP’s core holdings, Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, are five of the top ten largest non-gaming convention center hotels in the United States based on total indoor meeting space. Our Hospitality segment is comprised of these convention center resorts operating under the Gaylord Hotels brand, along with two adjacent ancillary hotels, which are managed by Marriott International and represent a combined total of 10,412 rooms and more than 2.8 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns a 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry, Ryman Auditorium, WSM 650 AM, Ole Red and Circle, a country lifestyle media network RHP owns in a joint venture with Gray Television, Nashville-area attractions, and Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at Moody Theater, located in downtown Austin, Texas. RHP operates OEG as its Entertainment segment in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results. Visit RymanHP.com for more information.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of the Company’s business, anticipated business levels and anticipated financial results for the Company during future periods, the Company’s expected cash dividend, and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with the effects of COVID-19 on us and the hospitality and entertainment industries generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, the effects of inflation on the Company’s business and on its customers, including group business at its hotels, the Company’s ability to remain qualified as a REIT for federal income tax purposes, the Company’s ability to execute its strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, our Board of Directors’ ability to modify our dividend policy, including the frequency and amount of any dividend we may pay, and the Company’s ability to borrow funds pursuant to its credit agreements. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and its Quarterly Reports on Form 10-Q and subsequent filings. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent annual report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR and Total RevPAR

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

Calculation of GAAP Margin Figures

We calculate Net Income (Loss) available to common stockholders’ margin by dividing GAAP consolidated Net Income (Loss) available to common stockholders by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Operating Income Margin by dividing consolidated, segment or property-level GAAP Operating Income (Loss) by consolidated, segment or property-level GAAP Revenue.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as Net Income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property or the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

•	preopening costs;

•	non-cash lease expense;

•	equity-based compensation expense;

•	impairment charges that do not meet the NAREIT definition above;

•	credit losses on held-to-maturity securities;

•	transaction costs of acquisitions;

•	interest income on bonds;

•	loss on extinguishment of debt;

•	pension settlement charges;

•	pro rata Adjusted EBITDAre from unconsolidated joint ventures; and

•	any other adjustments we have identified herein.

We then exclude the pro rata share of Adjusted EBITDAre related to noncontrolling interests in consolidated joint ventures to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture.

We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and segment or property-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP financial measures, when combined with the primary GAAP presentation of Net Income or Operating Income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture provides useful information to investors regarding our operating performance and debt leverage metrics.

Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted EBITDAre by consolidated, segment-, or property-level GAAP Revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and GAAP consolidated Total Revenue or segment or property-level GAAP Revenue, as applicable.

FFO, Adjusted FFO, and Adjusted FFO available to common stockholders and unit holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as Net Income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint ventures attributable to noncontrolling interest, and pro rata adjustments for unconsolidated joint ventures.

To calculate Adjusted FFO available to common stockholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

•	right-of-use asset amortization;

•	impairment charges that do not meet the NAREIT definition above;

•	write-offs of deferred financing costs;

•	amortization of debt discounts or premiums and amortization of deferred financing costs;

•	loss on extinguishment of debt

•	non-cash lease expense;

•	credit loss on held-to-maturity securities;

•	pension settlement charges;

•	additional pro rata adjustments from unconsolidated joint ventures;

•	(gains) losses on other assets;

•	transaction costs on acquisitions;

•	deferred income tax expense (benefit); and

•	any other adjustments we have identified herein.

To calculate Adjusted FFO available to common stockholders and unit holders (excluding maintenance capex), we then exclude FF&E reserve contributions for managed properties and maintenance capital expenditures for non-managed properties. FFO available to common stockholders and unit holders, Adjusted FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders (excluding maintenance capex) exclude the ownership portion joint ventures not controlled or owned by the Company.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our Net Income (Loss), operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as Net Income (Loss), Operating Income (Loss), or cash flow from operations.

Investor Relations Contacts:	Media Contacts:
Mark Fioravanti, President and Chief Executive Officer	Shannon Sullivan, Vice President Corporate and Brand Communications
Ryman Hospitality Properties, Inc.	Ryman Hospitality Properties, Inc.
(615) 316-6588	(615) 316-6725
mfioravanti@rymanhp.com	ssullivan@rymanhp.com
~or~	~or~
Jennifer Hutcheson, Chief Financial Officer	Robert Winters
Ryman Hospitality Properties, Inc.	Alpha IR Group
(615) 316-6320	(929) 266-6315
jhutcheson@rymanhp.com	robert.winters@alpha-ir.com
~or~
Ray Keeler, Vice President Finance and Strategic Planning
Ryman Hospitality Properties, Inc.
(615) 316-6485
rkeeler@rymanhp.com

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Unaudited

(In thousands, except per share data)

	Three Months Ended
	March 31
	2023	2022
Revenues :
Rooms	$161,251	$101,593
Food and beverage	215,804	112,116
Other hotel revenue	47,384	47,402
Entertainment	67,280	38,024
Total revenues	491,719	299,135

Operating expenses:
Rooms	42,059	30,136
Food and beverage	115,181	71,329
Other hotel expenses	103,059	86,643
Management fees	15,195	5,064
Total hotel operating expenses	275,494	193,172
Entertainment	51,434	31,731
Corporate	10,594	9,557
Preopening costs	190	304
Loss on sale of assets	-	469
Depreciation and amortization	48,357	56,028
Total operating expenses	386,069	291,261

Operating income	105,650	7,874

Interest expense, net of amounts capitalized	(42,528)	(31,937)
Interest income	2,547	1,381
Loss from consolidated joint ventures	(2,806)	(2,627)
Other gains and (losses), net	(236)	447
Income (loss) before income taxes	62,627	(24,862)

(Provision) benefit for income taxes	(1,633)	65
Net income (loss)	60,994	(24,797)

Net loss attributable to noncontrolling interest in consolidated joint venture	763	-
Net (income) loss attributable to noncontrolling interest in Operating Partnership	(437)	176
Net income (loss) available to common stockholders	$61,320	$(24,621)

Basic income (loss) per share available to common stockholders	$1.11	$(0.45)
Diluted income (loss) per share available to common stockholders (1)	$1.02	$(0.45)

Weighted average common shares for the period:
Basic	55,182	55,086
Diluted (1)	59,326	55,086

(1) Diluted weighted average common shares for the three months ended March 31, 2023 include 3.9 million equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

Unaudited

(In thousands)

	March 31	Dec. 31,
	2023	2022
ASSETS:
Property and equipment, net of accumulated depreciation	$3,163,900	$3,171,708
Cash and cash equivalents - unrestricted	318,512	334,194
Cash and cash equivalents - restricted	95,113	110,136
Notes receivable	64,209	67,628
Trade receivables, net	147,215	116,836
Prepaid expenses and other assets	141,024	134,170
Intangible assets	104,706	105,951
Total assets	$4,034,679	$4,040,623

LIABILITIES AND EQUITY:
Debt and finance lease obligations	$2,866,898	$2,862,592
Accounts payable and accrued liabilities	332,068	385,159
Dividends payable	42,189	14,121
Deferred management rights proceeds	166,715	167,495
Operating lease liabilities	126,188	125,759
Deferred income tax liabilities, net	13,682	12,915
Other liabilities	66,909	64,824
Noncontrolling interest in consolidated joint venture	319,753	311,857
Total equity	100,277	95,901
Total liabilities and equity	$4,034,679	$4,040,623

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

ADJUSTED EBITDAre RECONCILIATION

Unaudited

(in thousands)

	Three Months Ended March 31,
	2023		2022
	$	Margin	$	Margin
Consolidated
Revenue	$491,719		$299,135
Net income (loss)	$60,994	12.4%	$(24,797)	-8.3%
Interest expense, net	39,981		30,556
Provision (benefit) for income taxes	1,633		(65)
Depreciation & amortization	48,357		56,028
Loss on sale of assets	-		469
Pro rata EBITDAre from unconsolidated joint ventures	9		22
EBITDAre	150,974	30.7%	62,213	20.8%
Preopening costs	190		304
Non-cash lease expense	1,501		1,173
Equity-based compensation expense	3,739		3,786
Interest income on Gaylord National bonds	1,271		1,340
Transaction costs of acquisitions	-		178
Adjusted EBITDAre	$157,675	32.1%	$68,994	23.1%
Adjusted EBITDAre of noncontrolling interest in consolidated joint venture	$(4,296)		-
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$153,379	31.2%	$68,994	23.1%

Hospitality segment
Revenue	$424,439		$261,111
Operating income	$106,070	25.0%	$15,668	6.0%
Depreciation & amortization	42,875		52,271
Non-cash lease expense	1,019		1,053
Interest income on Gaylord National bonds	1,271		1,340
Adjusted EBITDAre	$151,235	35.6%	$70,332	26.9%

Entertainment segment
Revenue	$67,280		$38,024
Operating income	$10,391	15.4%	$2,437	6.4%
Depreciation & amortization	5,265		3,552
Preopening costs	190		304
Non-cash lease expense	482		120
Equity-based compensation	816		824
Transaction costs of acquisitions	-		178
Pro rata adjusted EBITDAre from unconsolidated joint ventures	(2,798)		(2,605)
Adjusted EBITDAre	$14,346	21.3%	$4,810	12.6%

Corporate and Other segment
Operating loss	$(10,811)		$(10,231)
Depreciation & amortization	217		205
Other gains and (losses), net	(235)		916
Equity-based compensation	2,923		2,962
Adjusted EBITDAre	$(7,906)		$(6,148)

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO RECONCILIATION

Unaudited

(in thousands, except per share data)

	Three Months Ended March 31,
	2023	2022
Consolidated
Net income (loss)	$60,994	$(24,797)
Noncontrolling interest in consolidated joint venture	763	-
Net income (loss) available to common stockholders and unit holders	61,757	(24,797)
Depreciation & amortization	48,326	55,997
Adjustments for noncontrolling interest	(1,580)	-
Pro rata adjustments from joint ventures	23	22
FFO available to common stockholders and unit holders	108,526	31,222

Right-of-use asset amortization	31	31
Non-cash lease expense	1,501	1,173
Loss on other assets	-	469
Amortization of deferred financing costs	2,674	2,229
Amortization of debt discounts and premiums	506	(73)
Adjustments for noncontrolling interest	(412)	-
Transaction costs of acquisitions	-	178
Deferred tax provision (benefit)	767	(415)
Adjusted FFO available to common stockholders and unit holders	$113,593	$34,814
Capital expenditures (1)	(23,888)	(12,305)
Adjusted FFO available to common stockholders and unit holders (ex. maintenance capex)	$89,705	$22,509

Basic net income (loss) per share	$1.11	$(0.45)
Diluted net income (loss) per share	$1.02	$(0.45)

FFO available to common stockholders and unit holders per basic share/unit	$1.95	$0.56
Adjusted FFO available to common stockholders and unit holders per basic share/unit	$2.04	$0.63

FFO available to common stockholders and unit holders per diluted share/unit (2)	$1.80	$0.56
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (2)	$1.89	$0.63

Weighted average common shares and OP units for the period:
Basic	55,577	55,481
Diluted (2)	59,721	55,481

(1) Represents FF&E reserve contribution for managed properties and maintenance capital expenditures for non-managed properties.

(2) Diluted weighted average common shares and OP units for the three months ended March 31, 2023 include 3.9 million equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended March 31,
	2023		2022
	$	Margin	$	Margin
Hospitality segment
Revenue	$424,439		$261,111
Operating income	$106,070	25.0%	$15,668	6.0%
Depreciation & amortization	42,875		52,271
Non-cash lease expense	1,019		1,053
Interest income on Gaylord National bonds	1,271		1,340
Adjusted EBITDAre	$151,235	35.6%	$70,332	26.9%

Occupancy	72.3%		47.3%
Average daily rate (ADR)	$237.95		$229.17
RevPAR	$172.08		$108.41
OtherPAR	$280.86		$170.23
Total RevPAR	$452.94		$278.64

Gaylord Opryland
Revenue	$111,806		$73,519
Operating income	$31,695	28.3%	$15,555	21.2%
Depreciation & amortization	8,554		8,589
Non-cash lease revenue	(12)		(13)
Adjusted EBITDAre	$40,237	36.0%	$24,131	32.8%

Occupancy	72.6%		48.8%
Average daily rate (ADR)	$240.19		$239.77
RevPAR	$174.40		$116.98
OtherPAR	$255.76		$165.87
Total RevPAR	$430.16		$282.85

Gaylord Palms
Revenue	$84,546		$59,848
Operating income	$27,634	32.7%	$15,858	26.5%
Depreciation & amortization	5,610		5,552
Non-cash lease expense	1,031		1,066
Adjusted EBITDAre	$34,275	40.5%	$22,476	37.6%

Occupancy	79.5%		55.6%
Average daily rate (ADR)	$257.66		$256.19
RevPAR	$204.78		$142.36
OtherPAR	$342.02		$244.71
Total RevPAR	$546.80		$387.07

Gaylord Texan
Revenue	$86,398		$56,636
Operating income	$28,088	32.5%	$12,916	22.8%
Depreciation & amortization	5,766		6,698
Adjusted EBITDAre	$33,854	39.2%	$19,614	34.6%

Occupancy	77.1%		57.8%
Average daily rate (ADR)	$230.83		$221.38
RevPAR	$177.90		$128.06
OtherPAR	$351.31		$218.85
Total RevPAR	$529.21		$346.91

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended March 31,
	2023		2022
	$	Margin	$	Margin
Gaylord National
Revenue	$72,772		$32,587
Operating income (loss)	$8,055	11.1%	$(11,275)	-34.6%
Depreciation & amortization	8,294		8,139
Interest income on Gaylord National bonds	1,271		1,340
Adjusted EBITDAre	$17,620	24.2%	$(1,796)	-5.5%

Occupancy	67.3%		35.4%
Average daily rate (ADR)	$239.70		$219.63
RevPAR	$161.43		$77.73
OtherPAR	$243.67		$103.67
Total RevPAR	$405.10		$181.40

Gaylord Rockies
Revenue	$64,047		$34,787
Operating income (loss)	$10,868	17.0%	$(16,784)	-48.2%
Depreciation & amortization	14,045		22,648
Adjusted EBITDAre	$24,913	38.9%	$5,864	16.9%

Occupancy	69.9%		39.2%
Average daily rate (ADR)	$233.09		$213.46
RevPAR	$162.97		$83.61
OtherPAR	$311.13		$173.90
Total RevPAR	$474.10		$257.51

The AC Hotel at National Harbor
Revenue	$2,211		$1,607
Operating loss	$(178)	-8.1%	$(407)	-25.3%
Depreciation & amortization	281		327
Adjusted EBITDAre	$103	4.7%	$(80)	-5.0%

Occupancy	54.3%		46.2%
Average daily rate (ADR)	$218.52		$176.64
RevPAR	$118.55		$81.65
OtherPAR	$9.37		$11.37
Total RevPAR	$127.92		$93.02

The Inn at Opryland (1)
Revenue	$2,659		$2,127
Operating loss	$(92)	-3.5%	$(195)	-9.2%
Depreciation & amortization	325		318
Adjusted EBITDAre	$233	8.8%	$123	5.8%

Occupancy	56.6%		42.7%
Average daily rate (ADR)	$139.30		$137.24
RevPAR	$78.87		$58.63
OtherPAR	$18.65		$19.36
Total RevPAR	$97.52		$77.99

(1) Includes other hospitality revenue and expense

 RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

   SUPPLEMENTAL FINANCIAL RESULTS

 EARNINGS PER SHARE, FFO PER SHARE AND ADJUSTED FFO PER SHARE CALCULATIONS

Unaudited

 (In thousands, except per share data)

	Three Months Ended
	March 31
	2023	2022
Earnings per share:

Numerator:
Net income (loss) available to common stockholders	$61,320	$(24,621)
Net loss attributable to noncontrolling interest in consolidated joint venture	(763)	-
Net income (loss) available to common stockholders - if-converted method	$60,557	$(24,621)

Denominator:
Weighted average shares outstanding - basic	55,182	55,086
Effect of dilutive stock-based compensation	281	-
Effect of dilutive put rights (1)	3,863	-
Weighted average shares outstanding - diluted	59,326	55,086

Basic income (loss) per share available to common stockholders	$1.11	$(0.45)
Diluted income (loss) per share available to common stockholders	$1.02	$(0.45)

FFO and Adjusted FFO per share:

Numerator - FFO:
FFO available to common stockholders and unit holders	$108,526	$31,222
Net loss attributable to noncontrolling interest in consolidated joint venture	(763)	-
FFO available to common stockholders and unit holders- if-converted method	$107,763	$31,222

Numerator - Adjusted FFO:
Adjusted FFO available to common stockholders and unit holders	$113,593	$34,814
Net loss attributable to noncontrolling interest in consolidated joint venture	(763)	-
Adjusted FFO available to common stockholders and unit holders - if-converted method	$112,830	$34,814

Denominator:
Weighted average shares and OP units outstanding - basic	55,577	55,481
Effect of dilutive stock-based compensation	281	-
Effect of dilutive put rights (1)	3,863	-
Weighted average shares outstanding - diluted	59,721	55,481

FFO available to common stockholders and unit holders per basic share/unit	$1.95	$0.56
Adjusted FFO available to common stockholders and unit holders per basic share/unit	$2.04	$0.63

FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.80	$0.56
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.89	$0.63

(1) Represents equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

  Hospitality Segment

  Adjusted EBITDAre reconciliation

  Unaudited

  (in thousands)

	Mar-23	Dec-22
Hospitality Segment
Operating Income	$51,618	$42,530
Depreciation and Amortization	$14,259	$14,252
Non-cash lease expense	$340	$351
Interest income on bonds	$424	$438
Adjusted EBITDAre	$66,640	$57,572

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(in thousands)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

	NEW GUIDANCE RANGE FOR FULL YEAR 2023
	Low	High	Midpoint
Ryman Hospitality Properties, Inc.
Net Income	$223,500	$243,500	$233,500
Provision for income taxes	9,000	10,000	9,500
Interest Expense, net	182,500	188,000	185,250
Depreciation and amortization	189,250	199,500	194,375
EBITDAre	$604,250	$641,000	$622,625
Non-cash lease expense	4,500	6,000	5,250
Preopening expense	2,000	2,750	2,375
Equity-based compensation	15,000	16,250	15,625
Pension settlement charge	1,500	2,000	1,750
Interest income on Bonds	4,500	5,500	5,000
Other gains and (losses), net	250	1,500	875
Adjusted EBITDAre	$632,000	$675,000	$653,500

Hospitality Segment
Operating Income	$391,500	$411,500	$401,500
Depreciation and amortization	167,500	175,000	171,250
Non-cash lease expense	3,500	4,500	4,000
Interest income on Bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	3,500	3,250
Adjusted EBITDAre	$570,000	$600,000	$585,000

Entertainment Segment
Operating Income	$76,000	$80,500	$78,250
Depreciation and amortization	20,000	22,500	21,250
Non-cash lease expense	1,000	1,500	1,250
Preopening expense	2,000	2,750	2,375
Equity-based compensation	3,500	4,250	3,875
Loss from unconsolidated companies	(8,500)	(7,500)	(8,000)
Adjusted EBITDAre	$94,000	$104,000	$99,000

Corporate and Other Segment
Operating Loss	$(44,000)	$(43,000)	$(43,500)
Depreciation and amortization	1,750	2,000	1,875
Equity-based compensation	11,500	12,000	11,750
Pension settlement charge	1,500	2,000	1,750
Other gains and (losses), net	(2,750)	(2,000)	(2,375)
Adjusted EBITDAre	$(32,000)	$(29,000)	$(30,500)

Ryman Hospitality Properties, Inc.
Net Income available to common shareholders	222,500	232,500	$227,500
Depreciation and amortization	189,250	199,500	194,375
Adjustments for noncontrolling interest	(8,000)	(6,000)	(7,000)
Funds from Operations (FFO) available to common shareholders	$403,750	$426,000	$414,875
Right of use amortization	-	500	250
Non-cash lease expense	4,500	6,000	5,250
Pension settlement charge	1,500	2,000	1,750
Other gains and (losses), net	1,250	1,500	1,375
Adjustments for noncontrolling interest	(1,500)	(1,000)	(1,250)
Amortization of deferred financing costs	10,000	12,000	11,000
Amortization of debt discounts and premiums	500	1,000	750
Deferred Taxes	5,000	6,000	5,500
Adjusted FFO available to common shareholders	$425,000	$454,000	$439,500

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(in thousands)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

	PRIOR GUIDANCE RANGE FOR FULL YEAR 2023
	Low	High	Midpoint
Ryman Hospitality Properties, Inc.
Net Income	$199,750	$216,000	$207,875
Provision for income taxes	6,000	7,000	6,500
Interest Expense, net	182,500	193,000	187,750
Depreciation and amortization	189,250	199,500	194,375
EBITDAre	$577,500	$615,500	$596,500
Non-cash lease expense	4,500	6,000	5,250
Preopening expense	2,000	2,750	2,375
Equity-based compensation	15,000	16,250	15,625
Pension settlement charge	1,500	2,000	1,750
Interest income on Bonds	4,500	5,500	5,000
Adjusted EBITDAre	$605,000	$648,000	$626,500

Hospitality Segment
Operating Income	$371,500	$391,500	$381,500
Depreciation and amortization	167,500	175,000	171,250
Non-cash lease expense	3,500	4,500	4,000
Interest income on Bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	3,500	3,250
Adjusted EBITDAre	$550,000	$580,000	$565,000

Entertainment Segment
Operating Income	$69,000	$73,500	$71,250
Depreciation and amortization	20,000	22,500	21,250
Non-cash lease expense	1,000	1,500	1,250
Preopening expense	2,000	2,750	2,375
Equity-based compensation	3,500	4,250	3,875
Loss from unconsolidated companies	(8,500)	(7,500)	(8,000)
Adjusted EBITDAre	$87,000	$97,000	$92,000

Corporate and Other Segment
Operating Loss	$(44,000)	$(43,000)	$(43,500)
Depreciation and amortization	1,750	2,000	1,875
Equity-based compensation	11,500	12,000	11,750
Pension settlement charge	1,500	2,000	1,750
Other gains and (losses), net	(2,750)	(2,000)	(2,375)
Adjusted EBITDAre	$(32,000)	$(29,000)	$(30,500)

Ryman Hospitality Properties, Inc.
Net Income available to common shareholders	200,000	212,500	$206,250
Depreciation and amortization	189,250	199,500	194,375
Adjustments for noncontrolling interest	(8,000)	(6,000)	(7,000)
Funds from Operations (FFO) available to common shareholders	$381,250	$406,000	$393,625
Right of use ammortization	-	500	250
Non-cash lease expense	4,500	6,000	5,250
Pension settlement charge	1,500	2,000	1,750
Other gains and (losses), net	1,250	1,500	1,375
Adjustments for noncontrolling interest	(1,500)	(1,000)	(1,250)
Ammortization of deferred financing costs	10,000	12,000	11,000
Ammortization of debt discounts and premiums	500	1,000	750
Deferred Taxes	(5,000)	(4,000)	(4,500)
Adjusted FFO available to common shareholders	$392,500	$424,000	$408,250